                                                                   EXHIBIT 10.21



                           EXCLUSIVE LISTING AGREEMENT

        THIS EXCLUSIVE LISTING AGREEMENT ("Agreement") is made as of the 21st day of April, 2000, by and between EBS BUILDING, L.L.C., a Delaware limited liability company, c/o PricewaterhouseCoopers LLP, 800 Market Street, Suite 1800, St. Louis, Missouri 63101 ("Owner") and COLLIERS TURLEY MARTIN TUCKER, INC. , a Missouri corporation, 34 North Meramec, Suite 500, Clayton, Missouri 63105 ("Broker").

                                   WITNESSETH:

        WHEREAS, Owner owns the building presently known as One Financial Plaza, with an address of 500 North Broadway, in St. Louis, Missouri, appurtenant related parking facilities (partly owned in fee, partly by leasehold) and appurtenant common areas (hereinafter, together with the real estate on which the same are situated, collectively referred to as the "Property"); and

        WHEREAS, Owner desires to engage Broker as Owner's agent to lease the Property and Broker desires to accept such engagement, upon and subject to the terms and conditions set forth herein.

        NOW, THEREFORE, for and in consideration of the mutual agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Broker hereby agree as follows:

1.      EXCLUSIVE RIGHT TO LIST

        Owner hereby grants to Broker the exclusive right to obtain tenants for vacant space in the Property, including the negotiation of renewals of leases, for the term of this Agreement. Notwithstanding anything to the contrary herein or elsewhere, all tenants, all terms and conditions of all lease proposals and all leases and renewals shall be subject to Owner's sole and absolute discretion. Broker shall have no authority to extend any offer or make any agreement on behalf of or binding on Owner, and Broker shall have no authority to accept security or other deposits in connection with lease proposals or leases or renewals; accordingly, a lease (or any renewal thereof) shall become effective only when (a) signed by an authorized signatory on behalf of Owner and tenant and (b) delivered by Owner to such tenant.

2.      TERM

        The term of this Agreement shall end, and this Agreement shall terminate and be of no further force and effect, on October 31, 2001; provided, however, that (a) Owner and Broker shall each have the right to terminate this Agreement and end the term without cause at any time by providing thirty (30) day's prior written notice to the other party, (b) Owner shall have the further right to terminate this Agreement and end the term without cause immediately upon the termination of Owner as a limited liability company or termination of the operating agreement dated as of September 26, 1997, under which Owner is constituted,

        (c) Owner shall have the further right to terminate this Agreement and end the term without cause immediately upon the sale of the Property, the sale, merger or consolidation of Owner, or the mortgaging of the Property, and (d) Owner and Broker shall each have the right to terminate this Agreement and end the term for cause immediately upon giving written notice of such cause and such termination to the other party.

3.      DUTIES OF BROKER

        Broker accepts the relationship of trust and confidence established between Broker and Owner under this Agreement. Broker agrees to take all actions reasonably required or helpful in leasing vacant space in the Property as promptly as possible, including promotional, marketing and lease up activities, using its diligent and best efforts, skill, judgment, and abilities to show space available for lease within the Property, offer such space for lease, procure tenants for such space, cooperate with outside brokers representing such tenants, obtain financial and reference information on such tenants, and negotiate term sheets and leases of such space with such tenants, in accordance with the economics (e.g. full service rates per rentable square foot, minimum and maximum lease terms, expense stops or base years, etc.) and other terms and conditions as may be directed by Owner from time to time. Broker further agrees to take all actions reasonably required to effectuate the renewal or extension of any lease during the term of this Agreement. Inquiries for any leases, renewals or extensions or other agreements for the rental, use or occupancy of the Property shall be referred to Broker, and related negotiations shall be handled by or under direction of Broker, subject to the approval and review of Owner and subject to the participation of legal counsel selected and retained by Owner to assist as necessary in preparation and negotiation of leases and other documentation, to provide legal advice in connection with leasing issues at the Property, and to institute and defend any and all legal proceedings associated with leasing at the Property; provided that no such legal proceedings or compromises or settlements of such legal proceedings shall be undertaken or defended without, in each instance, the prior written approval of Owner. Without limiting the generality of the foregoing, Broker specifically agrees to (a) provide monthly activity reports to Owner on or before the 20th day of each calendar month, detailing the status of the leasing progress of the Property, and reflecting leases or renewals or extensions out for signature, proposals outstanding, prospects shown space within the Property, active prospects, the stacking plan for the Property, and other marketing activities, and (b) cooperate in the preparation of the Budget and revisions to the Budget relating to the ownership and operation of the Property. Notwithstanding anything to the contrary herein or elsewhere, Broker shall perform its duties under this Agreement at its own expense and shall be entitled to no reimbursement of costs other than as expressly provided in Sections 4, 5 and 6 of this Agreement.

4.      COMMISSION ON LEASE

        Upon the lease of vacant space in the Property pursuant to a written lease executed during the term of this Agreement by a tenant procured by Broker, Owner agrees to pay to Broker a commission in accordance with Exhibit A attached hereto and incorporated herein by reference. The commission shall be due and payable in two equal installments: (a) fifty percent (50%) upon the last to occur of (i) the execution of the lease by all parties, (ii) the deposit with Owner of the security deposit, if any, required under the lease, or (iii) the satisfaction or waiver of the last of the contingencies, if any, to which the lease may be subject, and (b) fifty percent (50%) upon the last to occur of (i) the commencement date of the lease, (ii) the date the tenant accepts occupancy of the leased premises, or (iii) the first date on which rent is actually paid if the rent commencement date shall be later than the commencement of the term. If a cooperating broker has participated in procuring a lease, Broker shall be responsible for paying any and all commissions to the cooperating broker after Broker is paid by Owner, and Broker shall indemnify and hold Owner harmless from and against the claims of any cooperating broker with claims arising from a cooperating broker relationship initiated by or through Broker including, but not limited to, attorneys' fees and expenses in connection with Owner's defense against such claims. Notwithstanding anything to the contrary herein or elsewhere, no commission shall be owing to or claimed by Broker (a) in the event any tenant of the Property, or any person or entity claiming by, through or under any tenant of the Property, exercises any option or right to renew or extend the term of a lease unless (i) said renewal or extension is of a lease entered into prior to the effective date of this Agreement and said renewal or extension requires Broker to negotiate and/or calculate the rent due for the renewal or extension period and Owner is not obligated to pay any other listing broker a commission in connection with the renewal or extension of said lease; or (ii) said renewal or extension is of a lease procured by Broker and said renewal or extension is exercised during the term of this Agreement; or (b) in the event Owner is obligated to pay a commission to Insignia/ESG, Inc. in connection with the procurement of such lease pursuant to the terms of that certain Commercial Property Management and Leasing Agreement dated December 31, 1997, as amended, a copy of the First Amendment to which is attached hereto as Exhibit B (the "First Amendment to Property Management Agreement").

5.      POST-TERMINATION COMMISSIONS

        Within ten (10) days following the termination of this Agreement, Broker may submit to Owner a written list of any person or entity proposed by Broker during the term of this Agreement as a tenant of any vacant space in the Property, who actually visited the Property during the term of this Agreement with the intention of leasing space and whose proposal for such lease was approved in writing by Owner during the term of this Agreement. Broker's list shall include the names and addresses of such prospective tenants, and shall identify the vacant space to be leased, the terms of such lease, the date(s) of the visit(s), and the date of Owner's approval of the proposal for such lease. Owner may dispute the validity of the information on such list. Broker shall have no claim of commission (and hereby waives any claim of commission) with respect to any person or entity procured or claimed to have been procured by Broker who shall lease any space within the Property after the termination of this Agreement unless and except to the extent such person or entity shall be included on such list so submitted to Owner within ten (10) days after termination of this Agreement. If either: (a) within ninety
        (90) days from the date of termination of this Agreement (the "Initial Period"), Owner (but not any successor in interest to Owner) enters into a lease for vacant space in the Property with any such listed person or entity; or (b) within the period commencing on the ninety first (91st) day and ending on the one hundred eightieth (180th) day after the termination of this Agreement, Owner (but not any successor in interest to Owner) enters into a lease for vacant space in the Property with any such listed person or entity and both (i) the principal terms of such lease were previously agreed to in writing by Owner and Broker prior to the end of the Initial Period and
        (ii) the terms of such lease substantially conform to the terms agreed to by Owner and Broker during the Initial Period, then unless and except to the extent Owner shall dispute the inclusion of such person or entity on the list so submitted by Broker, Owner shall pay Broker the commission in accordance with Exhibit A. The agreements of this Section 5 shall survive the termination of this Agreement.

6.      ADVERTISING AND MARKETING

        Broker shall (a) advertise the Property and available space within the Property; (b) prepare a marketing plan, brochures and collateral materials for the Property; (c) engage with a competent architectural firm approved by Owner to provide computer-aided drawings (CAD) of the rentable areas of the Property and space planning services for prospective tenants; and (d) engage competent consultants (e.g. public relations, advertising, etc.) on an "as needed" basis. The content and extent of Broker's advertising and marketing activities and the services and consultants engaged by Broker in connection with the same shall be subject to the prior approval of Owner. Broker's identification signage, if any, within the Property shall be subject to the prior approval of Owner, and Broker shall be responsible for assuming that any such signage conforms to applicable laws and code and all requirements and restrictions of the leases of the Property and any recorded instruments encumbering the Property. Upon termination of this Agreement (or sooner, if directed by Owner), Broker shall remove its identification signage from the Property and fully restore and repair all damage caused by installation or removal; and the agreement to do so under this Section 6 shall survive the termination of this Agreement. Broker shall be responsible for the costs of all marketing, advertising and leasing activities with respect to the Property, provided, however, that Owner shall reimburse Broker for all such costs and expenses for which Broker has obtained the prior written approval of Owner, regardless of whether said amounts are included in the Budget prepared by Broker pursuant to
        Section 3 hereof, and excepting, however, that Owner shall pay the cost of legal counsel selected and retained by Owner in accordance with
        Section 4 of this Agreement.

7.      NONDISCRIMINATION

        The Property shall be offered without regard to race, color, creed, religion, national origin, sex, handicap, or familial status.

8.      REPRESENTATIONS

        Owner makes no representations or warranties regarding the Property or the condition of the Property including, but not limited to, the presence or absence of asbestos, PCB transformers, or toxic, hazardous or contaminated substances in, on or about the Property. Broker is not authorized to make any representations or warranties relating to the Property unless and except to the extent expressly approved in writing by Owner.

9.      INDEMNIFICATION

        Owner shall hold harmless and indemnify Broker against any liability, loss or expense incurred by Broker as a result of any misrepresentation of Owner or its agents (other than Broker) or the negligence or willful misconduct of Owner or its agents (other than Broker). Broker shall hold harmless and indemnify Owner against any liability, loss or expense incurred by Owner as a result of any misrepresentation of Broker, its agents, employees, or the negligence or willful misconduct of Broker, its agents, employees, or invitees. The agreements of this Section 9 shall survive the termination of this Agreement

10.     STANDARDS

        Broker shall further the interests of Owner in accordance with Owner's from time to time requirements, procedures and directions, in accordance with the highest professional standards. Broker shall comply with all national, federal, state, and municipal laws, regulations, codes, ordinances, and orders applicable to Broker and the activities of Broker under and in connection with this Agreement.

11.     ASSIGNMENT

        Broker shall not be entitled to assign any rights or to delegate any duties or obligations under this Agreement, and any assignment in violation of this prohibition shall be void.

12.     GOVERNING LAW

        This Agreement shall be construed according to and governed by the laws of the State of Missouri.

13.     ATTORNEY'S FEES

        In connection with any controversy arising out of this Agreement, the prevailing party shall be entitled to recover, in addition to costs, damages or other relief, its attorney's fees and costs incurred.

14.     MODIFICATIONS

        This Agreement may not be amended, modified or changed, nor shall any waiver of any provisions hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

15.     NOTICES

        All notices or other communications required or desired to be given hereunder shall be in writing and shall be effective for all purposes if hand delivered to the parties at the respective addresses set forth above (or such other addresses as the parties may hereafter designate in writing) or sent to the respective parties at such addresses by (a) certified or registered United States mail, postage prepaid, (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) by telecopier (with answer back acknowledged and so long as the original of said telecopy is mailed the next day). A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; or in the case of mail delivery three (3) days after having been deposited in the United States mail postage prepaid and properly addressed; or in the case of notice sent via overnight delivery service or telecopy, upon receipt.

16.     INDEPENDENT CONTRACTOR

        It is expressly understood and agreed that Broker, as an agent of Owner, will act as an independent contractor in the performance of this Agreement. The parties hereby agree that nothing in the Agreement shall be intended or construed to create an employer-employee relationship, a partnership, or a joint venture with respect to the Property or otherwise.

17.     SUBORDINATION

        This Agreement shall be subject and subordinate to any mortgage or deed of trust now or hereafter encumbering the Property or any part thereof, and at the option of the beneficiary of any such mortgage or deed of trust or any transferee of title to the Property by virtue of foreclosure of the lien of such mortgage or deed of trust (such option to be exercised by written notice to Broker) or by transfer in lieu of foreclosure (i) Broker shall attorn to and recognize such beneficiary or transferee as the successor to Owner of the Property, and Broker shall thereupon continue to perform Broker's covenants hereunder or (ii) such beneficiary or transferee may terminate this Agreement as of the date of notice of foreclosure or transfer. Broker hereby agrees that the beneficiary of any such mortgage or deed of trust and the transferee of title to the Property shall be intended third party beneficiaries of this Agreement entitled to enforce these provisions.

18.     LIENS

        Broker agrees to execute and deliver to Owner, as a condition to any payment due to Broker from Owner hereunder, waivers of lien pursuant to any statute which may grant Broker the right to a lien on the Property as may be requested by Owner in connection with such payment. If Broker is to pay any cooperating broker out of funds paid to Broker by Owner, Broker shall make no such payments without first obtaining similar waivers of lien from such cooperating broker, and the delivery of such waivers of lien from such cooperating broker shall, if requested by Owner, be a further condition to payment due to Broker. Broker further agrees that any and all rights which Broker, and anyone claiming by, through or under Broker, may have to a lien under any statute shall be at all times subject and subordinate to the lien of any mortgage or deed of trust, and Broker further agrees, upon Owner's request, to execute and deliver to the holder of any mortgage or deed of trust against the Property or any interest therein a subordination agreement expressly subordinating any and all such liens rights to the lien of such mortgage or deed of trust. The agreements of this Section 18 shall survive the termination of this Agreement.

19.     EXCULPATION

        Recourse for the obligations of Owner under this Agreement shall be limited to Owner's interest in the Property. The obligations of Owner under this Agreement shall not be personally binding on or enforceable against Owner, nor shall any resort be had to the assets of any of the members, managers, agents, or asset manager of Owner, as the case may be, or any of their representatives, partners, members, beneficiaries, stockholders, employees or agents.

20.     BINDING EFFECT

        This Agreement shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto, subject to the restrictions and limitations of Sections 12 and 19 of this Agreement.

21.     EFFECTIVENESS

        This Agreement shall be effective only upon the effectiveness of the First Amendment to Property Management Agreement.

        IN WITNESS WHEREOF, the parties hereto have duly entered into this Agreement as of the day and year first above written.

OWNER:

EBS BUILDING, L.L.C.

By:      PricewaterhouseCoopers LLP,
         its Manager

         By:   /s/ Keith F. Cooper
            -------------------------
            Name:  Keith F. Cooper
                 --------------------
            Title:  Partner
                  -------------------
BROKER:

COLLIERS TURLEY MARTIN TUCKER, INC.

By:   /s/ Thomas E. Murray
   ----------------------------------
     Name:   Thomas E. Murray
          ---------------------------
     Title:   Senior Vice President
           --------------------------

                                    EXHIBIT A

                             SCHEDULE OF COMMISSIONS

A.      BROKER ONLY; CO-BROKER NOT INVOLVED:

        DEAL TYPE - NEW LEASE:
        Broker shall be paid a commission of 5% of gross rentals to be paid by the tenant during years 1 - 5 of the initial term of the lease and 3% thereafter.

        DEAL TYPE - RENEWAL:
        Broker shall be paid a commission of 2% of gross rentals to be paid by the tenant during any renewal term(s) of the lease becoming effective during the term of this Agreement, except to the extent Owner is obligated to pay any other listing broker a commission.

B.      BROKER WITH CO-BROKER INVOLVED:

        DEAL TYPE - NEW LEASE:
        Broker shall be paid a commission of 2.75% of gross rentals to be paid by the tenant during years 1 - 5 of the initial term of the lease and 1.65% thereafter. In addition, the Co-Broker shall be paid a commission at the rate of 2.25% for years 1 - 5 and 1.35% thereafter.

        DEAL TYPE - RENEWAL:
        Broker shall be paid a commission of 2% of gross rentals to be paid by the tenant during any renewal term(s) of the lease becoming effective during the term of this Agreement, except to the extent Owner is obligated to pay any other listing broker a commission. Any fees to be paid to a Co-Broker for a renewal term shall require the prior approval of Owner on a case-by-case basis.

The term "gross rentals" as used in this Exhibit "A" shall mean and refer to the total of any annual base rent or fixed rent payable by a tenant under any lease, including leases for expansion space, for an initial lease term or renewal lease term.

                                  EXHIBIT B

                               FIRST AMENDMENT TO
                             INSIGNIA/ESG AGREEMENT

                                   EXHIBIT B
                     FIRST AMENDMENT TO COMMERCIAL PROPERTY
                              MANAGEMENT AGREEMENT


        This FIRST AMENDMENT TO COMMERCIAL PROPERTY MANAGEMENT AGREEMENT (the "First Amendment") is made and entered into as of the 6th day of April, 2000, by and between EBS BUILDING, L.L.C., a Delaware limited liability company ("Owner"), and INSIGNIA/ESG, INC., a Delaware corporation ("Manager").

                                   WITNESSETH:

        WHEREAS, Owner and Manager entered into a certain Commercial Property Management and Leasing Agreement dated December 31, 1997 (the "Agreement") for that certain real estate project owned by Owner and improved with buildings and related parking facilities and common areas (as more fully described therein, the "Project") commonly known as The Edison Building and located in the City of St. Louis, Missouri; and

        WHEREAS, Owner has asked to terminate the Agreement effective immediately with respect to Manager's leasing and marketing rights and obligations relating to the Project, but otherwise has asked to retain Manager in connection with the management of the Project, and Manager is agreeable with such modifications to the relationship of the parties under the Agreement, in connection with which Manager is willing to waive any sixty (60) day notice period with respect to cancellation under Section 2.2(d) of the Agreement; and

        WHEREAS, words and phrases having defined meanings in the Agreement shall have the same respective meanings when used herein, unless otherwise expressly defined herein; and

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, effective as of the date hereof, as follows:

        1. The title of the Agreement and all references to the Agreement are hereby modified to delete the words "AND LEASING" from the same, so that the same shall be entitled "Commercial Property Management Agreement."

        2. Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

           1.1 Appointment. Owner hereby appoints Manager as the manager of the Project and Manager hereby accepts such appointment upon the terms, covenants and conditions set forth herein. Manager agrees to use reasonable efforts and to cooperate with Owner's leasing agent for the Project, all at no additional cost to Owner.

        3. No cancellation fee under Section 2.2(d) of the Agreement shall be payable in connection with this First Amendment and the termination of the Agreement with respect to Manager's leasing and marketing rights and obligations relating to the Project.

        4. No cancellation fee under Section 2.3(a) of the Agreement shall be payable in connection with this First Amendment and the termination of the Agreement with respect to Manager's leasing and marketing rights and obligations relating to the Project.

        5. A new Section 2.6 is hereby added to the Agreement to read as follows:

        2.6 Termination of Leasing Obligations. Manager shall have no leasing and/or marketing rights and shall have no claims as broker with respect to the Project from and after the date hereof, except only with respect to those persons and entities whose lease proposals for a portion of the Project have been approved by Owner prior to the date hereof ("Manager Contacts"), which Manager Contract(s), as well as the terms, conditions and commission to be paid in the event a portion of the Project is leased to said Manager Contact(s), are detailed on the schedule attached hereto as EXHIBIT "1" and incorporated herein by reference.

        6. Section 4.2 of the Agreement is hereby deleted in its entirety.

        7. The language of clause (a) of Section 9.2 of the Agreement is hereby amended by deleting the reference to "Exhibit `D'" and replacing the same with a reference to "Exhibit `1'".

        8. The first grammatical sentence of Section 9.4 is hereby amended in its entirety to read as follows:

        "During the term of this Agreement, Owner shall make available to Manager finished office space (the "Management Office") on a rent-free basis in an amount not to exceed 3,000 square feet, and sufficient to allow Manager to provide first class management and construction supervision activities for the benefit of the Project."

        9. "EXHIBIT D" to the Agreement is hereby deleted in its entirety.

        10. Miscellaneous.

        a. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all such counterparts, taken together, shall constitute but one and the same instrument. Facsimile signatures on any counterpart shall be effective as an original signature, but the parties hereto agree to deliver to the other original signatures within thirty (30) days after the date of this First Amendment.

        b. Except as expressly amended and modified hereby, all of the terms and provisions of this Agreement shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

        c. This First Amendment shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, Owner and Manager have respectively signed this First Amendment to Commercial Property Management Agreement dated and effective as of the day and year first written above.

OWNER:                                                    MANAGER:

EBS Building, L.L.C.,                                     Insignia/ESG, Inc.
a Delaware limited liability company                      a Delaware corporation

By:   PricewaterhouseCoopers L.L.P.,                      By:/s/  J. John Reis
       its Manager                                           -------------------
                                                             Regional Director

       By:/s/ Keith F. Cooper
          -------------------
             Partner

                                   EXHIBIT "1"
                 MANAGER CONTACTS & COMMISSION PAYMENT SCHEDULE

A.      MANAGER ONLY; CO-BROKER NOT INVOLVED:

        DEAL TYPE - NEW LEASE (AS DESIGNATED IN THE CHART ON THE FOLLOWING
        PAGE): Manager shall be paid a commission of 5% of gross rentals to be paid by the Manager Contact during years 1 - 5 of the initial term of the lease and 3% thereafter.

        DEAL TYPE - RENEWAL (AS DESIGNATED IN THE CHART ON THE FOLLOWING PAGE):
        Manager shall be paid a commission of 2% of gross rentals to be paid by the Manager Contact during any renewal term(s) of the lease. This provision does not relate to renewals of any new lease entered into with a Manager Contact.

B.      MANAGER WITH CO-BROKER INVOLVED:

        DEAL TYPE - NEW LEASE (AS DESIGNATED IN THE CHART ON THE FOLLOWING
        PAGE): Manager shall be paid a commission of 2.5% of gross rentals to be paid by the Manager Contact during years 1 - 5 of the initial term of the lease and 1.5% thereafter. In addition, the Co-Broker shall be paid at the rate of 3.5% for years 1 - 5 and 1.5% thereafter.

        DEAL TYPE - RENEWAL (AS DESIGNATED IN THE CHART ON THE FOLLOWING PAGE):
        Manager shall be paid a commission of 2% of gross rentals to be paid by the Manager Contact during any renewal term(s) of the lease. Any fees to be paid to a Co-Broker for a renewal term shall require the prior approval of Owner on a case-by-case basis. This provision does not relate to renewals of any new lease entered into with a Manager Contact.

The term "gross rentals" as used in this Exhibit "1" shall mean and refer to the total of any annual base rent or fixed rent payable by a Manager Contact under any lease for the initial lease term or renewal lease term, as the case may be.

A commission will be considered earned if, at any time during the 90-day period following the date of this First Amendment (the "Initial Period"), Owner (but not any successor in interest to Owner) enters into a lease for vacant space in the Project with a Manager Contact as set forth below. In addition, a commission will be considered earned if at any time during the period commencing ninety-one
(91) days and ending one hundred eighty (180) days following the date of this First Amendment, Owner (but not any successor in interest to Owner) enters into a lease for vacant space in the Project with a Manager Contact, provided that
(a) the principal terms of such lease have been previously agreed to in writing by the Owner and Manager Contact prior to the end of the Initial Period, and (b) the terms of the lease entered into substantially conform to the terms agreed upon during the Initial Period.

Commissions shall be paid one-half upon execution of a new lease agreement, and one-half upon occupancy by the Manager Contact. Commissions for expansions of space and/or renewal terms shall be paid in full upon execution of the appropriate documentation.

                               ONE FINANCIAL PLAZA
                                MANAGER CONTACTS

------------------------------------------------------------------------------------------------------------
           MANAGER CONTACT                                  ADDRESS                             DEAL
                                                                                                TYPE
------------------------------------------------------------------------------------------------------------
Inflow                                  1860 Lincoln Street, Dallas, TX                   New
------------------------------------------------------------------------------------------------------------
Anheuser Busch                          701 Market Street, St. Louis, MO                  New
------------------------------------------------------------------------------------------------------------
Evans & Dixon                           100 N. Broadway, St. Louis, MO                    New
------------------------------------------------------------------------------------------------------------
Energizer, Inc.                         Ralston Purina Campus, St. Louis, MO              New
------------------------------------------------------------------------------------------------------------
SW Bell                                 1010 Pine Street, S. Louis, MO                    New
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Habanero Computing Solutions, Inc.      3115 S. Grand, St. Louis, MO                      New
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Sandberg, Phoenix, von Gontard, PC      515 N. Sixth St., St. Louis, MO                   New
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Lewis & Rice                            500 N. Broadway                                   New
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Trilinear Corp                          712 N. Second St., St. Louis, MO                  New
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CCMSI                                   133 S. 11th Street, St. Louis, MO                 New
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White Coleman                           500 Washington Ave., St. Louis, MO                Renewal
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The Witan Company, LLC                  500 Washington Ave., St. Louis, MO                Renewal
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Daniel Henry Insurance                  2350 Market Street, St. Louis, MO                 New
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Secure Networks                         1008 New Hampshire, Kansas City, MO               New
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Goldstein & Price                       100 N. Broadway, St. Louis, MO                    New
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Peavey Barge                            100 N. Broadway, St. Louis, MO                    New
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Michael Fox, Inc.                       500 Washington Ave., St. Louis, MO                Renewal
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Husch & Eppenberger                     100 N. Broadway, St. Louis, MO                    New
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





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